UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 19, 2015

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

351 EAST EVELYN AVENUE

MOUNTAIN VIEW, CA 94041

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 19, 2015, Mark K. Oki began his service as Chief Financial Officer and Chief Accounting Officer of VIVUS, Inc., or the Company, and Johann Noor Mohamed resigned from the position of interim Chief Financial Officer and interim Chief Accounting Officer of the Company and resumed his service as the Vice President and Corporate Controller of the Company.

Also, on October 19, 2015, the Company entered into the Second Amended and Restated Change of Control and Severance Agreement, or the Amended Agreement, with Mr. Oki, on substantially the same terms as the Amended Agreements entered into with our named executive officers other than Seth H. Z. Fischer, the Company’s Chief Executive Officer, and Wesley W. Day, Ph.D., the Company’s Vice President, Clinical Development.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission, or SEC, on June 24, 2015, or the June 2015 Current Report, the Amended Agreements made various changes to the Amended and Restated Change of Control and Severance Agreements previously entered into with our named executive officers, other than Mr. Fischer and Dr. Day.  The description of the material terms of the Amended Agreements is set forth in the Company’s June 2015 Current Report. The description of the material terms of the Amended Agreements contained in the June 2015 Current Report does not purport to be complete and is qualified in its entirety by reference to the form of Amended Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
10.1*

Form of Second Amended and Restated Change of Control and Severance Agreement (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 24, 2015, and incorporated herein by reference).

*       Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ John L. Slebir
John L. Slebir
Senior Vice President, Business Development and General Counsel

Date:  October 20, 2015

EXHIBIT INDEX

Exhibit No.	Description
10.1*

Form of Second Amended and Restated Change of Control and Severance Agreement (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 24, 2015, and incorporated herein by reference).

*       Indicates management contract or compensatory plan or arrangement.